REDACTED

                        CONFIDENTIAL TREATMENT REQUESTED

                                 AMENDMENT NO. 5

         This AMENDMENT NO. 5 (this "Amendment"), effective as of August 1, 2000 (the "Amendment Date"), by and among Talk.com Holding Corp. (formerly, Tel-Save, Inc.) ("TS"), a Pennsylvania corporation, and Talk.com Inc. (formerly, Tel-Save Holdings, Inc.), a Delaware corporation ("Holdings"), with their principal offices at 12020 Sunrise Valley Drive, Reston, Virginia 20190, on the one hand, and America Online, Inc., a Delaware corporation with its principal offices at 22000 AOL Way, Dulles, Virginia 20166 ("AOL"), on the other hand (each a "party" and, collectively, the "parties").

                                  INTRODUCTION

         TS, Holdings and AOL are parties to the Telecommunications Marketing Agreement, dated as of February 22, 1997, as heretofore corrected and amended by letter, dated April 23, 1997, and amended by an Amendment No. 1, dated January 25, 1998, an Amendment No. 2, dated May 14, 1998, an Amendment No.3 dated as of October 1, 1998, and an Amendment No. 4 dated as of June 30, 2000 (as so corrected and amended to the date hereof, but without giving effect to this Amendment, the "Agreement"). Capitalized terms used in this Amendment without other definition are defined as in the Agreement. In light of both parties' desire to increase the number of End Users of the Services, the parties hereby agree as follows:

                                      TERMS

1. From and after the Amendment Date until December 31, 2000, AOL shall increase

         *** [MARKETING AND PROMOTIONAL SERVICES TO BE DELIVERED] TS shall be responsible for all costs and expenses associated with such additional *** services in accordance with Section III.A.1(b)(ii) of the Agreement.

2. TS shall pay AOL Six Million Dollars ($6,000,000) in addition to all other amounts payable by TS under the Agreement. Such Six Million Dollar ($6,000,000) payment shall be made by TS as follows: Three Million Dollars ($3,000,000) on or before the second business day following the Amendment Date and One Million Dollars ($1,000,000) on or before each of October 1, 2000, November 1, 2000 and December 1, 2000. If AOL, in its sole discretion, actually allocates to the *** vendors for the TS Services substantially all *** during the calendar quarter beginning July 1, 2000 and/or the calendar quarter beginning October 1, 2000 (subject to the terms of the Agreement), then the Nineteen Million Dollars ($19,000,000) payable by TS for the calendar quarter beginning July 1, 2000 and/or October 1, 2000, as applicable, pursuant to Section V.B.1(c)(iv) of the Agreement shall be credited dollar for dollar by the amount that has been paid to AOL by TS pursuant to and in accordance with this paragraph 2 during such calendar quarter.

3. The timing, content and procedure of any press release or other public announcement regarding the parties' entering into of this Amendment or the terms of this Amendment shall be mutually agreed upon in advance by the parties and shall be subject to the terms of the Agreement.

4. The Agreement is amended to provide that references in the Agreement to "this Agreement" or "the Agreement" (including indirect references such as "hereunder," "hereby," "herein" and "hereof") shall be deemed to be references to the Agreement as amended hereby. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated and the parties shall negotiate in good faith to modify this Amendment to preserve, to the fullest extent legally permitted, each party's anticipated benefits and obligations under this Amendment. If the parties are unable to so agree, the matter shall be resolved pursuant to Article XI.D of the Agreement. This Amendment does not, and shall not be construed to, modify any term or condition of the Agreement (including, without limitation, any payment obligations under the Agreement) except as expressly provided in this Amendment. Except as herein provided, the Agreement shall remain unchanged and in full force and effect. In the event of any inconsistency or discrepancy between the Agreement and this Amendment, the terms and conditions set forth in this Amendment shall control. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This Amendment shall be governed by the internal laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

 IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed on their behalf as of the date first written above.

AMERICA ONLINE, INC.


By: /s/  Jay Rappaport
   ---------------------
Name:  Jay Rappaport
Title: Senior Vice President-
            Business Affairs

TALK.COM INC.

By:  /s/  Gabriel Battista
   -------------------------
Name:   Gabriel Battista
Title:  Chairman and CEO

TALK.COM HOLDING CORP.

By:  /s/  Gabriel Battista
   -------------------------
Name:   Gabriel Battista
Title:  Chairman and CEO